SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 16, 2003

                               MEDICORE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                     0-6906                59-0941551
----------------------------        -----------          -------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

      2337 West 76th Street, Hialeah, Florida                 33016
      ---------------------------------------              ----------
      (Address of principal executive offices)             (Zip Code)

     Registrant's telephone number, including area code (305) 558-4000

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Item 5.  Other Events and Required FD Disclosure

     The Company entered into a five year lease through June 30, 2008 with a five year renewal option, for 5,000 square feet of space for offices and a warehouse in Hialeah, Florida for its Medical Products Division. The lease continues at the facility where this Division has been for the last 10 years.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements

         None

     (b) Pro Forma Financial Information

         None

     (c) Exhibits

         (10) Material Contracts

             (i) Business Lease between the Company and Suzanne M. Anderson dated July 1, 2003.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICORE, INC.

                                         /s/ Thomas K. Langbein
                                       By-----------------------------------
                                         THOMAS K. LANGBEIN, Chairman of
                                         the Board, CEO and President

Dated:  July 22, 2003

                               EXHIBIT INDEX

     (10) Material Contracts

          (i) Business Lease between the Company and Suzanne M.
              Anderson dated July 1, 2003.